UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10569

First Funds.

(Exact name of registrant as specified in charter)

First Financial Capital Advisors LLC, 4000 Smith Road, Suite 400, Cincinnati, Ohio	45209.
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc. 3435 Stelzer Rd. Columbus, OH 43219.

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 494-8510

Date of fiscal year end: April 30, 2008.

Date of reporting period: April 30, 2008.

Item 1.	Reports to Stockholders.

ANNUAL REPORT

APRIL 30, 2008

FIRST CALIBER EQUITY

FIRST STERLING INCOME

FIRST ELITE MONEY MARKET

FIRST FUNDS

FIRST FUNDS

DEAR INVESTORS

Economic output continued to weaken during the first part of the year as home values continued to decline, lending activity froze as the credit crunch took hold, energy prices soared and job losses accelerated. Late last year, we noted our concern about growth, but anticipated the economy would narrowly evade contraction early in 2008, expanding within the range of +2.0% for the full year. However, given the enormity of the collapse of Bear Stearns, we no longer believe the economy can fully absorb the credit tightening without falling into recession in the first half of 2008. We believe the contraction in lending activity necessary to fund ordinary consumer and commercial activity will likely serve to accentuate the weakness from the declines in jobs and home prices. This will pressure output in the months ahead.

However, unprecedented fiscal and monetary stimulus is on the near-term horizon. The Federal Reserve Board (the “Fed”) has cut interest rates severely, and has significantly expanded its lending facilities to enhance liquidity within the financial system. Also, rebate checks from the $168 billion fiscal stimulus package are set to arrive in the weeks ahead while businesses are expected to take advantage of the accelerated depreciation measures. Further the government is trying to stem the decline in housing, which may also serve to generate output over the next several quarters. While these fiscal and monetary measures may serve to stimulate economic activity in the second half of the year, we remain concerned about the possibility of a soft patch in 2009, with many of the stimuli fading from this year. Note that seven out of the ten U.S. recessions since World War II have occurred during the first year of the presidential election cycle. Unfortunately, history may repeat itself if future economic activity comes at the expense of higher inflation, interest rates, budget deficits and taxes next year.

The fixed income markets were led by the strength in U.S. Treasuries during the first half of the year. Both domestic and global investors continued their flight to quality, which drove yields lower for U.S. government securities as the Fed targeted growth, rather than inflation. Last year, we highlighted challenges for fixed-income investors that included uncertain monetary policy, continued housing weakness, and rising inflationary pressures, all of which remain prevalent this year. As a result, investors sought the safe haven of U.S. Treasuries, causing the yield curve to steepen further in early 2008. The Federal Reserve Chairman Bernanke, recently, gave congressional testimony in which he expressed the Fed’s concern about economic growth. Therefore, many institutional investors, who had bet against Treasuries, experienced huge losses and were thus forced to sell other liquid securities, namely municipals, to meet margin calls. These moves further pressured the tax-exempt market, which had already been under pressure over concerns about the health of the bond issuers, though most had good credit quality, solid tax receipts, and default rates near zero.

As of April 30th, U.S. Treasuries are relatively expensive given the potential for higher inflation and the yield on the benchmark 10-year note hovering below 3.75%. However, spreads have widened for municipal and corporate issues, and we expect opportunity to emerge in those areas. Furthermore, with several foreign central banks considering lower interest rates and the U.S. dollar continuing to weaken, we anticipate that exposure to international bonds may benefit fixed-income investors. In conclusion, we continue to recommend a defensive and fully diversified strategy for long-term fixed income portfolios.

FIRST FUNDS

After a challenging fourth quarter, equities experienced their worst period in more than five years, as weakness in economic growth and corporate profitability weighed heavily on the markets. Trading was extremely volatile as the uncertainty of the credit crisis caused the S&P 500 Index to experience daily swings of greater than 1.0%, marking it the most volatile period for the index since the 1930’s. As such, the index approached a move near bear market territory, though never officially called a bear market by definition (defined as a 20% decline from the most recent highs). While a breakout to new highs or lows is possible during the next several quarters, we do not expect it to be a sustainable trend in either direction, given potential 2009 concerns. There are also large quantities of cash on the sidelines seeking value, which we believe will likely prevent a severe downside breakout. As always, we continue to recommend fully diversified portfolios for long-term investors, with appropriate exposure to asset class, investment style, and region in an attempt to participate in market gains, while limiting the potential for risk.

Sincerely,

Alfred H. Shepard
SVP-Chief Investment Officer
First Financial Capital Advisors LLC

This material must be preceded or accompanied by a current prospectus. An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending any money. This and other important information about the investment company can be found in the fund’s prospectus. To obtain more information, call 1-888-494-8510. Please read the prospectus carefully before investing.

FIRST FUNDS

FIRST CALIBER EQUITY

PORTFOLIO MANAGER

ALFRED H. SHEPARD, CFA

CHIEF INVESTMENT OFFICER

SENIOR VICE PRESIDENT

FIRST FINANCIAL CAPITAL ADVISORS

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The First Caliber Equity Fund returned -3.42% (Trust Class) during the 12-month period ended April 30, 2008. The Funds benchmark, the S&P 500 Index, had a return of -4.68% during the period.

Stocks posted lackluster returns for the period due to the credit crunch that took hold at the end of 2007, as well as the weakening economic environment. However, certain sectors performed well during the period, as materials, energy, and industrials outperformed the overall market. Although the economic environment was challenging during the period, the Fund was able to generate what we believe to be solid relative performance for the fiscal year.

The solid relative performance achieved by the Fund can be attributed to both stock selection, as well as sector allocations. During first quarter 2008, the Fund favored shares of large, high-quality firms, and took sizable positions in the energy, materials, and industrial sectors. It was apparent that a fundamental shift was taking place, with a focus on the building global infrastructure. The management team continues to focus on companies with good earnings-growth potential, solid momentum, and, reasonable valuation as part of a proprietary, multi-factor risk model.1

As of April 30, 2008, the investment management team continues to have an overweight position in the economic sectors listed above. However, the team has been gradually reducing the positions to return to a sector-neutral stance, following suit with the benchmark. Lastly, the team strives to produce alpha2, or relative out-performance, by participating in the best performing industries within each sector, while minimizing risk comparable to the S&P 500.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher.

[1]	Portfolio composition is subject to change.
[2]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance, given its level of risk as measured by beta.

FIRST FUNDS

FIRST CALIBER EQUITY

GROWTH OF A $10,000 INVESTMENT

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	1 Year	5 Year	10 Year
First Caliber Equity
Class A without load	-3.81%	8.80%	2.53%
Class A with load*	-6.72%	8.14%	2.22%
Trust Class	-3.42%	9.08%	2.80%
S&P 500 Index	-4.68%	10.61%	3.89%

EXPENSE RATIOS (UNAUDITED)**	Gross	Net
Class A	1.45%	1.25%
Trust Class	1.20%	1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-494-8510.

Investment performance reflects contractual fee waivers in effect from April 28, 2007. The Advisor’s undertaking to limit annual operating expenses is no longer in effect. Without these fee waivers, the performance would have been lower. Additional information pertaining the Fund’s expense ratios as of April 30, 2008 can be found in the Financial Highlights.

*	Reflects the maximum sales charge of 3.00%.
**	Per the fund prospectus dated August 28, 2007. Net expense ratio is net of voluntary waivers. Additional information pertaining to the Fund’s expense ratios as of April 30, 2008 can be found in the Financial Highlights.

The quoted performance of the First Caliber Equity includes performance of certain collective trust fund (“Commingled”) accounts advised by First Financial Bank, N.A. (formerly First National Bank of Southwestern Ohio, N.A.) that had investment objectives and policies substantially equivalent to those of the Fund for periods dating back to April 28, 1998, and prior to the Fund’s commencement of operations on May 13, 2002, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts’ performance may have been adversely affected.

The above chart represents a hypothetical investment of $10,000 in the Trust Class Shares of the First Caliber Equity from April 30, 1998 to April 30, 2008, and represents the reinvestment of dividends and capital gains in the Fund. The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund’s Advisor. Had these expenses not been reimbursed, the Fund’s performance would have been lower. The Fund’s performance in the chart and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance is measured against the Standard & Poor’s (“S&P 500”) Index, which is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. The index does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

FIRST FUNDS

FIRST STERLING INCOME

PORTFOLIO MANAGER

ALFRED H. SHEPARD, CFA

CHIEF INVESTMENT OFFICER

SENIOR VICE PRESIDENT

FIRST FINANCIAL CAPITAL ADVISORS

INVESTMENT CONCERNS

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

The First Sterling Income Fund returned 4.70% (Trust Class) during the 12-month period ended April 30, 2008. For the period the Funds benchmarks, the Lehman Brothers Intermediate U.S. Government/Credit Index and the Merrill Lynch 1-10 Year Government/ Corporate Index, returned 7.56% and 7.36%, respectively.

The Federal Reserve Board (the “Fed”) began cutting its target short-term rate in the summer of 2007. The federal funds rate moved significantly from 5.25% down to 2.00%, as of April 30, 2008. As a result, short- and intermediate-term yields fell while the long end of the curve shifted up, producing an upward-sloping yield curve. The Fed continues to emphasize inflation. As such, we recommend a defensive and fully diversified strategy for long-term, fixed-income portfolios.

The Sterling Fund has been managed in recent years with an increasingly defensive posture to protect against rising interest rates. The Fund’s duration is much shorter than the index and shows significant underperformance when rates are falling. However, we remain committed to a conservative approach during what we expect to be a rising rate environment and the Fund has benefited greatly in recent months as rates have increased.

The Fund continues to be overweight in corporate bonds, but has significantly reduced its position in collateralized-mortgage obligations. The management team took an active approach in U.S. Treasuries, with sizable positions in the 10-year term, specifically. Holding securities with shorter maturities before the Fed began its interest-rate cutting campaign allowed the Fund to capture more yield, as well as to increase the frequency of reinvesting principal as the yield curve shifted. The Fund has continued this position in anticipation that the yield curve will continue to be steep throughout 2008.1

[1]	Portfolio composition is subject to change.

FIRST FUNDS

FIRST STERLING INCOME

GROWTH OF A $10,000 INVESTMENT

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	1 Year	5 Year	10 Year
First Sterling Income
Class A without load	4.55%	2.58%	4.17%
Class A with load*	1.89%	2.07%	3.90%
Trust Class	4.70%	2.82%	4.42%
Lehman Brothers Intermediate
U.S. Government/Credit Index	7.56%	4.05%	5.78%
Merrill Lynch 1-10 Year Government/Corporate Index	7.36%	4.02%	5.74%

EXPENSE RATIOS (UNAUDITED)**	Gross	Net
Class A	1.24%	1.03%
Trust Class	0.99%	0.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-494-8510.

Investment performance reflects contractual fee waivers in effect from April 28, 2007. The Advisor’s undertaking to limit annual operating expenses is no longer in effect. Without these fee waivers, the performance would have been lower. Additional information pertaining the Fund’s expense ratios as of April 30, 2008 can be found in the Financial Highlights.

*	Reflects the maximum sales charge of 2.50%.
**	Per the fund prospectus dated August 28, 2007. Net expense ratio is net of voluntary waivers. Additional information pertaining to the Fund’s expense ratios as of April 30, 2008 can be found in the Financial Highlights.

The quoted performance of the First Sterling Income includes performance of certain collective trust fund (“Commingled”) accounts advised by First Financial Bank, N.A. (formerly First National Bank of Southwestern Ohio, N.A.) that had investment objectives and policies substantially equivalent to those of the Fund for periods dating back to April 30, 1998, and prior to the Fund’s commencement of operations on May 13, 2002, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts’ performance may have been adversely affected.

The above chart represents a hypothetical investment of $10,000 in Trust Class Shares of the First Sterling Income from April 30, 1998 to April 30, 2008, and represents the reinvestment of dividends and capital gains in the Fund. The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund’s Advisor. Had these expenses not been reimbursed, the Fund’s performance would have been lower. The Fund’s performance in the chart and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund has changed its standardized performance benchmark from the Merrill Lynch 1-10 Year Government/Corporate Index to the Lehman Brothers Intermediate U.S. Government/Credit Index to more closely reflect the management style of the Fund. Accordingly, the Fund will not provide performance information for the Merrill Lynch 1-10 Year Government/Corporate Index in the future. The Merrill Lynch 1-10 Year Government/Corporate Index represents the general performance of short-to-intermediate U.S. Government bonds and investment grade corporate bonds. The Lehman Brothers Intermediate Government/ Credit Bond Index is a market value weighted benchmark, which includes U.S. Government and all investment grade corporate fixed-rate debt issues with maturities between one and ten years. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

FIRST FUNDS

FIRST ELITE MONEY MARKET

PORTFOLIO MANAGER

CHERYL Z. GERMEROTH

PRINCIPAL PORTFOLIO MANAGER

MUNDER CAPITAL MANAGEMENT

INVESTMENT CONCERNS

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Federal Open Market Committee (“FOMC”) left the federal funds rate unchanged during most of 2007. However, in September 2007, due to the subprime mortgage crisis and the ensuing credit crunch in the fixed income markets, the FOMC reduced the federal funds rate which had held steady at 5.25% for over a year. They continued to lower the rate at each subsequent regularly scheduled meeting to the current level of 2.00% as of April 30, 2008. The aggressive cuts were made as the economy weakened and the financial markets showed signs of stress. During this time, the FOMC also took steps to inject large amounts of liquidity into the financial markets through various lending facilities established for both commercial and investment banks.

During the period beginning in May 2007, to mid-September 2007, while interest rates were still stable, purchases in the Fund were concentrated in the one- to six-month maturity range. When rates began to fall, we lengthened the Fund’s average maturity by purchasing securities in the three-month to one-year maturity range. This strategy allowed us to lock in higher interest rates in a falling interest rate environment.1

[1]	Portfolio composition is subject to change.

YIELDS AS OF APRIL 30, 2008	7-Day Current	7-Day Effective
Class A	1.71%	1.72%
Trust Class	1.96%	1.98%

Past performance does not guarantee future results. Yields will fluctuate with changes in market conditions. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance information current to the most recent month end, please call 888-494-8510.

FIRST FUNDS

SECURITY ALLOCATION

First Funds invested, as a percentage of net assets, in the following industries as of April 30, 2008.

FIRST CALIBER EQUITY:

SECURITY ALLOCATION	PERCENTAGE OF NET ASSETS
Consumer Discretionary	8.3%
Consumer Staples	4.6%
Energy	11.7%
Financial	19.7%
Health Care	5.6%
Industrials	18.4%
Information Technology	17.9%
Investment Companies	1.8%
Materials	8.3%
Telecom Services	3.7%

Total	100. %

FIRST ELITE MONEY MARKET:

SECURITY ALLOCATION	PERCENTAGE OF NET ASSETS
Investment Companies	4.5%
Master Demand Notes	14.6%
U.S. Government Agencies	81.1%

Total	100.2%

FIRST STERLING INCOME:

SECURITY ALLOCATION	PERCENTAGE OF NET ASSETS
Aerospace/Defense	1.6%
Banking, Finance & Insurance	34.6%
Computer Peripherals	1.7%
Health Care	1.6%
Industrial Goods & Services	0.8%
Investment Companies	0.9%
Medical Instruments	0.8%
Personal Care	1.6%
Pharmaceuticals	3.4%
Retail	3.1%
Software	1.7%
Telecommunications	2.5%
U.S. Government Agency
Collateralized Mortgage
Obligations	2.3%
U.S. Government Agency
Securities	35.9%
U.S. Treasury Obligations	6.8%

Total	99.3%

Security allocations are subject to change.

See notes to financial statements.

FIRST FUNDS

FIRST CALIBER EQUITY

SCHEDULE OF PORTFOLIO INVESTMENTS

APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE
COMMON STOCKS (98.2%):
Consumer Discretionary (8.3%):
110,850	GameStop Corp. (a)	$6,101,184
55,000	NIKE, Inc. Class B	3,674,000
39,800	priceline.com, Inc. (a)	5,080,072

		14,855,256

Consumer Staples (4.6%):
53,955	PepsiCo, Inc.	3,697,536
67,107	Procter & Gamble Co.	4,499,525

		8,197,061

Energy (11.7%):
36,055	Devon Energy Corp.	4,088,637
38,650	Diamond Offshore Drilling, Inc.	4,847,097
78,190	National Oilwell Varco, Inc. (a)	5,352,105
57,700	Suncor Energy, Inc. ADR	6,502,213

		20,790,052

Financial (19.7%):
57,200	Affiliated Managers Group, Inc. (a)	5,682,248
30,200	BlackRock, Inc.	6,094,058
41,963	IntercontinentalExchange, Inc. (a)	6,510,559
157,700	JPMorgan Chase & Co.	7,514,405
49,200	The Goldman Sachs Group, Inc.	9,415,404

		35,216,674

Health Care (5.6%):
119,400	Gilead Sciences, Inc. (a)	6,180,144
62,890	Waters Corp. (a)	3,865,219

		10,045,363

Industrials (18.4%):
70,500	Deere & Co.	5,926,935
170,111	DryShips, Inc.	14,034,158
90,000	General Cable Corp. (a)	6,030,000
49,500	Terex Corp. (a)	3,449,160
66,800	The Shaw Group, Inc. (a)	3,301,256

		32,741,509

Information Technology (17.9%):
38,580	Apple, Inc. (a)	6,710,991
154,000	Hewlett-Packard Co.	7,137,900
47,700	International Business Machines Corp.	5,757,390
296,900	Microsoft Corp.	8,467,588
32,295	Research In Motion Ltd. (a)	3,928,041

		32,001,910

Materials (8.3%):
27,000	CF Industries Holdings, Inc.	3,609,900
81,825	Freeport-McMoRan Copper & Gold, Inc.	9,307,594
50,000	Terra Industries, Inc. (a)	1,893,000

		14,810,494

See notes to financial statements.

FIRST FUNDS

FIRST CALIBER EQUITY

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE
COMMON STOCKS, CONTINUED:
Telecom Services (3.7%):
70,197	AT&T, Inc.	$2,717,326
128,700	Vimpel-Communications ADR	3,881,592

		6,598,918

Total Common Stocks		175,257,237

INVESTMENT COMPANIES (1.8%):
3,110,775	First Elite Money Market Fund (b)	3,110,775

Total Investment Companies		3,110,775

Total Investments (Cost $154,042,613) (c) – (100.0%)		$178,368,012

Percentages indicated are based on net assets of $178,390,737.

(a)	Represents non-income producing securities.
(b)	Affiliate.
(c)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes.

ADR American Depositary Receipt

See notes to financial statements.

FIRST FUNDS

FIRST STERLING INCOME

SCHEDULE OF PORTFOLIO INVESTMENTS

APRIL 30, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
CORPORATE BONDS (53.4%):
Aerospace/Defense (1.6%):
$ 1,000,000	General Dynamics Corp., 4.50%, 8/15/10	$1,014,211

Banking, Finance & Insurance (34.6%):
1,000,000	Bank of New York Co., Inc., 3.63%, 1/15/09	998,253
1,000,000	Bank One Corp., 6.00%, 2/17/09	1,009,933
1,000,000	BankAmerica Corp., 7.13%, 3/1/09	1,023,554
500,000	Capital One Bank, 4.25%, 12/1/08	495,899
1,000,000	Caterpillar Financial Services Corp., 4.30%, 6/1/10	1,009,260
2,000,000	CitiGroup, Inc., 3.88%, 11/3/08	1,920,236
1,000,000	CitiGroup, Inc., 3.63%, 2/9/09	998,948
1,000,000	CitiGroup, Inc., 4.75%, 12/15/10	857,513
500,000	CitiGroup, Inc., 5.13%, 2/14/11	501,512
1,000,000	General Electric Capital Corp., 4.63%, 9/15/09	1,017,796
2,000,000	General Electric Capital Corp., 5.88%, 2/15/12	2,094,088
2,000,000	Goldman Sachs Group, Inc., 5.70%, 9/1/12	2,040,132
1,000,000	International Lease Finance Corp., 4.50%, 5/1/08	1,000,000
1,000,000	John Deere Capital Corp., 3.75%, 1/13/09	1,000,200
2,000,000	Merrill Lynch & Co., 6.05%, 8/15/12	1,994,162
1,150,000	Morgan Stanley Dean Witter, 6.60%, 4/1/12	1,175,972
500,000	SLM Corp., 4.50%, 7/26/10	446,044
1,000,000	Textron Financial Corp., 5.13%, 2/3/11	1,021,640
1,000,000	Washington Mutual, Inc., 5.00%, 3/22/12	900,000

		21,505,142

Computer Peripherals (1.7%):
1,000,000	Cisco Systems, Inc., 5.25%, 2/22/11	1,033,425

Health Care (1.6%):
1,000,000	Humana, Inc., 6.45%, 6/1/16	980,889

Industrial Goods & Services (0.8%):
500,000	Weyerhaeuser Co., 6.75%, 3/15/12	523,041

Medical Instruments (0.8%):
500,000	Medtronic, Inc., 4.38%, 9/15/10	502,148

Personal Care (1.6%):
1,000,000	Clorox Co., 4.20%, 1/15/10	997,604

Pharmaceuticals (3.4%):
2,000,000	American Home Products, 6.95%, 3/15/11	2,139,070

Retail (3.1%):
900,000	Wal-Mart Stores, Inc., 4.13%, 7/1/10	911,047
1,000,000	Wal-Mart Stores, Inc., 4.13%, 2/15/11	1,011,172

		1,922,219

See notes to financial statements.

FIRST FUNDS

FIRST STERLING INCOME

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

APRIL 30, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
CORPORATE BONDS, CONTINUED:
Software (1.7%):
$ 1,000,000	Oracle Corp., 5.00%, 1/15/11	$1,023,583

Telecommunications (2.5%):
1,000,000	GTE California, Inc., 6.70%, 9/1/09	1,032,742
500,000	SBC Communications, Inc., 4.13%, 9/15/09	501,299

		1,534,041

Total Corporate Bonds		33,175,373

U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%):
Freddie Mac (2.3%):
1,410,601	5.00%, 9/15/24	1,423,990

Total U.S. Government Agency Collateralized Mortgage Obligations		1,423,990

U.S. TREASURY OBLIGATIONS (6.8%):
U.S. Treasury Notes (6.8%):
2,000,000	4.25%, 11/15/13	2,116,406
1,000,000	4.63%, 7/31/09	1,031,797
1,000,000	5.75%, 8/15/10	1,076,875

		4,225,078

Total U.S. Treasury Obligations		4,225,078

U.S. GOVERNMENT AGENCY SECURITIES (35.9%):
Fannie Mae (13.8%):
2,317,500	5.00%, 10/25/16	2,370,506
4,000,000	5.08%, 11/5/15	4,136,852
2,000,000	5.25%, 8/1/12	2,073,076

		8,580,434

Federal Home Loan Bank (6.7%):
1,000,000	4.00%, 9/28/15	985,847
1,000,000	4.50%, 1/7/13	1,023,648
2,000,000	5.50%, 10/19/17	2,097,652

		4,107,147

Freddie Mac (15.4%):
1,000,000	4.00%, 9/19/14	998,428
2,318,000	5.50%, 9/15/11	2,486,099
5,000,000	5.65%, 2/23/17	5,106,490
1,000,000	6.00%, 6/18/14	1,003,836

		9,594,853

Total U.S. Government Agency Securities		22,282,434

See notes to financial statements.

FIRST FUNDS

FIRST STERLING INCOME

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE
INVESTMENT COMPANIES (0.9%):
537,020	First Elite Money Market Fund (a)	$537,020

Total Investment Companies		537,020

Total Investments (Cost $61,312,138) (b) – (99.3%)		$61,643,895

Percentages indicated are based on net assets of $62,093,743.

(a)	Affiliate.
(b)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes.

See notes to financial statements.

FIRST FUNDS

FIRST ELITE MONEY MARKET

SCHEDULE OF PORTFOLIO INVESTMENTS

APRIL 30, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. GOVERNMENT AGENCY SECURITIES (81.1%):
Federal Farm Credit Bank (22.2%):
$ 5,000,000	1.93%, 5/14/08*	$4,996,569
5,000,000	2.00%, 5/27/08*	4,992,886
3,551,000	2.19%, 6/18/08*	3,540,820
4,900,000	2.16%, 7/1/08*	4,882,398
5,000,000	2.55%, 8/28/08*	4,959,011
5,000,000	2.09%, 9/30/08*	4,956,933
5,000,000	2.06%, 11/28/08*	4,941,389
5,000,000	3.49%, 1/8/09*	4,882,050

		38,152,056

Federal Home Loan Bank (56.0%):
1,000,000	1.75%, 5/1/08*	1,000,000
5,000,000	1.98%, 5/5/08*	4,998,900
2,500,000	1.89%, 5/7/08*	2,499,225
5,000,000	2.03%, 5/12/08*	4,996,944
5,000,000	2.14%, 5/14/08*	4,996,208
5,000,000	2.00%, 5/15/08*	4,996,228
10,000,000	3.25%, 5/21/08*	9,982,417
5,000,000	2.75%, 5/28/08*	4,989,912
5,000,000	4.19%, 5/30/08*	4,983,687
5,000,000	2.45%, 6/4/08*	4,988,667
5,000,000	4.22%, 6/6/08*	4,979,600
3,000,000	2.07%, 6/11/08*	2,993,030
5,000,000	2.16%, 6/13/08*	4,987,339
5,000,000	2.06%, 6/18/08*	4,986,467
5,000,000	3.50%, 6/20/08*	4,976,389
5,000,000	2.10%, 6/25/08*	4,984,264
5,000,000	2.12%, 7/9/08*	4,980,067
1,900,000	2.10%, 7/11/08*	1,892,281
5,000,000	2.09%, 7/18/08*	4,977,738
3,125,000	2.18%, 7/23/08*	3,109,654
5,000,000	2.11%, 7/25/08*	4,975,563

		96,274,580

See notes to financial statements.

FIRST FUNDS

FIRST ELITE MONEY MARKET

SCHEDULE OF PORTFOLIO INVESTMENTS

APRIL 30, 2008

SHARES OR PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Tennessee Valley Authority (2.9%):
$ 5,000,000	1.95%, 5/8/08*	$4,998,133

Total U.S. Government Agency Securities		139,424,769

MASTER DEMAND NOTES (14.6%)
Federal Home Loan Bank (14.6%):
25,000,000	2.03%, 11/12/08**	25,000,000

Total Master Demand Notes		25,000,000

INVESTMENT COMPANIES (4.5%)
7,696,571	Goldman Sachs Financial Square Federal Fund	7,696,571

Total Investment Companies		7,696,571

Total Investments (Cost $172,121,340) – (100.2%)		$172,121,340

Percentages indicated are based on net assets of $171,859,170.

*	Discount Note securities. The rate reflected on the Schedule of Portfolio Investments is the effective yield of the security.
**	Variable rate securities. The interest rate on these securities are adjusted periodically to reflect current interest rates. The rate shown represents the rate that was in effect on April 30, 2008.

See notes to financial statements.

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FIRST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

APRIL 30, 2008

	FIRST CALIBER EQUITY	FIRST STERLING INCOME	FIRST ELITE MONEY MARKET
ASSETS:
Investments, at value (Cost $150,931,838; $60,775,118; and $172,121,340)	$175,257,237	$61,106,875	$172,121,340
Investments in affiliates, at value (Cost $3,110,775; $537,020; and $- )	3,110,775	537,020	—

Total Investments	178,368,012	61,643,895	172,121,340

Interest and dividends receivable	231,601	724,295	37,341
Receivable for capital shares issued	40	4,601	—
Prepaid expenses	2,811	446	25,980

Total Assets	178,602,464	62,373,237	172,184,661

LIABILITIES:
Distributions payable	—	196,241	277,097
Payable for capital shares redeemed	10,217	13,296	—
Accrued expenses and other payables:
Investment advisory	133,780	35,979	24,243
Accounting	417	438	—
Administration	5,104	1,832	4,205
Co-Administration	1,731	593	1,616
Chief compliance officer	5,259	1,791	58
Distribution (Class A)	1,414	540	14
Transfer agent	2,854	1,276	418
Trustee	377	624	—
Other	50,574	26,884	17,840

Total Liabilities	211,727	279,494	325,491

COMPOSITION OF NET ASSETS:
Capital	$129,506,568	$70,458,271	$171,857,139
Accumulated net investment income (loss)	—	(1,077,004)	2,031
Accumulated net realized gains (losses) from investment transactions	24,558,770	(7,619,281)	—
Unrealized appreciation on investments	24,325,399	331,757	—

Net Assets	$178,390,737	$62,093,743	$171,859,170

CLASS A
Net Assets	$7,061,007	$2,649,072	$70,639

Shares outstanding*	927,307	277,732	70,633

Net asset value and redemption price per share	$7.61	$9.54	$1.00

Maximum Sales Load	3.00%	2.50%	N/A
Maximum offering price per share (100%/ (100%-maximum sales change) of net asset value adjusted to the nearest cent)	$7.85	$9.78	$1.00

Trust Class
Net Assets	$171,329,730	$59,444,671	$171,788,531
Shares outstanding*	22,467,183	6,235,605	171,789,382

Net asset value and redemption price per share	$7.63	$9.53	$1.00

*	Par value $ 0.001, unlimited number of authorized shares.

See notes to financial statements.

FIRST FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED APRIL 30, 2008

	FIRST CALIBER EQUITY	FIRST STERLING INCOME	FIRST ELITE MONEY MARKET
INVESTMENT INCOME:
Interest	$—	$3,736,076	$5,972,846
Dividend	2,209,974	353	172,693
Income from affiliates	198,678	72,933	—

Total Income	2,408,652	3,809,362	6,145,539

EXPENSES:
Investment advisory	2,166,381	580,037	284,656
Administration	306,116	107,720	185,024
Co-Administration	117,740	41,432	71,164
Distribution (Class A)	18,551	6,806	129
Chief compliance officer	45,479	15,888	21,997
Accounting	3,809	9,366	2,546
Insurance	23,144	8,681	11,325
Legal fees	32,010	14,823	9,337
Professional	37,836	18,531	8,784
Registration and filing	3,813	2,193	2,827
Printing	20,907	4,263	11,484
Transfer agent	32,173	7,887	8,667
Trustees	37,510	14,182	17,558
Other	39,944	14,890	11,827

Total expenses before fee reimbursement	2,885,413	846,699	647,325

Expenses contractually reimbursed by Investment Advisor	(181,944)	(72,245)	—

Net expenses	2,703,469	774,454	647,325

Net Investment Income (Loss)	(294,817)	3,034,908	5,498,214

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from investment transactions	62,906,186	(644,663)	768
Change in unrealized appreciation (depreciation) on investments	(69,909,901)	1,301,857	—

Net realized/ unrealized gains (losses) on investments	(7,003,715)	657,194	768

Change in net assets resulting from operations	$(7,298,532)	$3,692,102	$5,498,982

See notes to financial statements.

FIRST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	FIRST CALIBER EQUITY		FIRST STERLING INCOME		FIRST ELITE MONEY MARKET
	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007
OPERATIONS:
Net investment income (loss)	$(294,817)	$1,788,738	$3,034,908	$5,001,034	$5,498,214	$3,585,271
Realized gains (losses) from investment transactions	62,906,186	58,944,366	(644,663)	(1,025,489)	768	10
Change in unrealized appreciation (depreciation) on investments	(69,909,901)	(31,894,294)	1,301,857	3,560,716	—	—

Change in net assets from operations	(7,298,532)	28,838,810	3,692,102	7,536,261	5,498,982	3,585,281

DISTRIBUTIONS TO SHAREHOLDERS:
Class A:
From net investment income	(6,897)	(29,726)	(101,411)	(128,615)	(1,838)	(2,156)
From net realized gains on investment transactions	(1,805,162)	(999,358)	(30,568)	—	—	—
Trust Class:
From net investment income	(423,977)	(1,662,041)	(3,182,449)	(5,317,762)	(5,495,107)	(3,583,115)
From net realized gains on investment transactions	(57,957,789)	(32,883,253)	(844,849)	—	—	—

Change in net assets from shareholder distributions	(60,193,825)	(35,574,378)	(4,159,277)	(5,446,377)	(5,496,945)	(3,585,271)

Change in net assets from capital transactions	(22,618,386)	(56,009,200)	(45,791,720)	(50,850,606)	90,166,634	17,731,524

Change in net assets	(90,110,743)	(62,744,768)	(46,258,895)	(48,760,722)	90,168,671	17,731,534

NET ASSETS:
Beginning of period	268,501,480	331,246,248	108,352,638	157,113,360	81,690,499	63,958,965

End of period	$178,390,737	$268,501,480	$62,093,743	$108,352,638	$171,859,170	$81,690,499

Accumulated net investment income (loss)	$—	$247,792	$(1,077,004)	$(1,040,899)	$2,031	$—

See notes to financial statements.

FIRST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

	FIRST CALIBER EQUITY		FIRST STERLING INCOME		FIRST ELITE MONEY MARKET
	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$1,371,814	$2,719,198	$673,854	$1,583,735	$27,892	$163,504
Dividends reinvested	1,800,745	1,022,752	128,113	121,727	1,837	2,164
Cost of shares redeemed	(1,875,622)	(4,526,217)	(1,020,236)	(2,775,627)	(11,000)	(132,109)

Change in net assets from Class A capital transactions	1,296,937	(784,267)	(218,269)	(1,070,165)	18,729	33,559

Trust Class:
Proceeds from shares issued	30,111,268	44,566,920	2,949,380	6,634,657	739,470,946	290,168,451
Dividends reinvested	44,933,274	30,601,221	1,146	93	—	—
Cost of shares redeemed	(98,959,865)	(130,393,074)	(48,523,977)	(56,415,191)	(649,323,041)	(272,470,486)

Change in net assets from Trust Class capital transactions	(23,915,323)	(55,224,933)	(45,573,451)	(49,780,441)	90,147,905	17,697,965

Change in net assets from capital transactions	$(22,618,386)	$(56,009,200)	$(45,791,720)	$(50,850,606)	$90,166,634	$17,731,524

SHARE TRANSACTIONS:
Class A:
Issued	152,252	271,013	70,588	167,789	27,892	163,504
Reinvested	214,354	104,863	13,402	12,790	1,837	2,164
Redeemed	(204,155)	(450,025)	(107,042)	(293,473)	(11,000)	(132,109)

Change in Class A shares	162,451	(74,149)	(23,052)	(112,894)	18,729	33,559

Trust Class:
Issued	3,065,255	4,486,634	309,805	696,247	739,470,946	290,168,451
Reinvested	5,342,828	3,138,583	120	10	—	—
Redeemed	(11,358,926)	(13,014,454)	(5,085,984)	(5,942,416)	(649,323,041)	(272,470,486)

Change in Trust Class shares	(2,950,843)	(5,389,237)	(4,776,059)	(5,246,159)	90,147,905	17,697,965

See notes to financial statements.

FIRST FUNDS

FINANCIAL HIGHLIGHTS (FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

	CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:					CHANGE IN NET ASSET VALUE RESULT- ING FROM OPERAT- IONS	LESS DIVIDENDS FROM:		TOTAL DIVIDENDS AND DISTRI- BUTIONS	NET ASSET VALUE, END OF YEAR	TOTAL RETURN (a)	NET ASSETS, END OF YEAR (000’S)	RATIOS/SUPPLEMENTAL DATA:
	NET ASSET VALUE, BEGIN- NING OF YEAR	NET INVEST- MENT INCOME (LOSS)		NET REA- LIZED AND UNREA- LIZED GAINS (LOSSES) ON INVEST- MENTS			NET INVEST- MENT INCOME	NET REA- LIZED GAINS (LOSSES) ON INVEST- MENTS					RATIO OF EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET INVEST- MENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF EXPENSES TO AVERAGE NET ASSETS (b)	PORTFOLIO TURN- OVER (c)
CLASS A
First Caliber Equity
Year Ended April 30, 2008	$10.26	$(0.03)		$(0.13)		$(0.16)	$(0.01)	$(2.48)	$(2.49)	$7.61	(3.81)%	$7,061	1.40%	(0.37)%	1.47%	378	%(f)
Year Ended April 30, 2007	10.47	0.04		1.14		1.18	(0.04)	(1.35)	(1.39)	10.26	12.02%	7,846	1.25%	0.40%	1.45%	82%
Year Ended April 30, 2006	10.54	0.03		1.12		1.15	(0.03)	(1.19)	(1.22)	10.47	11.60%	8,784	1.25%	0.34%	1.46%	28%
Year Ended April 30, 2005	10.34	0.03		0.28		0.31	(0.03)	(0.08)	(0.11)	10.54	2.98%	9,609	1.25%	0.25%	1.53%	20%
Year Ended April 30, 2004	8.40	—	(d)	1.94		1.94	—	—	—	10.34	23.14%	9,214	1.24%	(0.08)%	1.51%	30%

First Sterling Income
Year Ended April 30, 2008	9.58	0.33	(e)	0.10	(e)	0.43	(0.36)	(0.11)	(0.47)	9.54	4.55%	2,649	1.20%	3.41%	1.27%	45%
Year Ended April 30, 2007	9.43	0.31		0.22		0.53	(0.38)	—	(0.38)	9.58	5.69%	2,882	1.03%	3.62%	1.24%	19%
Year Ended April 30, 2006	9.79	0.32		(0.32)		—	(0.36)	—	(0.36)	9.43	(0.02)%	3,901	1.03%	3.32%	1.25%	28%
Year Ended April 30, 2005	9.94	0.34		(0.09)		0.25	(0.40)	—	(0.40)	9.79	2.51%	3,986	1.03%	3.47%	1.31%	20%
Year Ended April 30, 2004	10.32	0.44		(0.41)		0.03	(0.41)	—	(0.41)	9.94	0.30%	4,055	1.02%	3.52%	1.35%	43%

First Elite Money Market
Year Ended April 30, 2008	1.000	0.036		—	(d)	0.036	(0.036)	—	(0.036)	1.000	3.76%	71	0.71%	3.60%	0.71%	N/A
Year Ended April 30, 2007	1.000	0.044		—	(d)	0.044	(0.044)	—	(0.044)	1.000	4.51%	52	0.73%	4.37%	0.74%	N/A
Year Ended April 30, 2006	1.000	0.031		—	(d)	0.031	(0.031)	—	(0.031)	1.000	3.10%	18	0.73%	3.06%	0.76%	N/A
Year Ended April 30, 2005	1.000	0.011		—		0.011	(0.011)	—	(0.011)	1.000	1.11%	18	0.73%	1.12%	0.82%	N/A
Year Ended April 30, 2004	1.000	0.004		—	(d)	0.004	(0.004)	—	(0.004)	1.000	0.37%	17	0.72%	0.40%	0.82%	N/A

(a)	Total Return excludes sales charge.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of each Fund as a whole without distinguishing among the classes of shares issued.
(d)	Less than $0.005 per share.
(e)	Calculated based on average shares outstanding.
(f)	Portfolio turnover increased significantly due to a combination of increased volatility in the market, a repositioning of the Fund’s portfolio among market sectors and the more trading oriented strategy of the new management team.

See notes to financial statements.

FIRST FUNDS

FINANCIAL HIGHLIGHTS (FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

	CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:					CHANGE IN NET ASSET VALUE RESULT- ING FROM OPERAT- IONS	LESS DIVIDENDS FROM:		TOTAL DIVIDENDS AND DISTRI- BUTIONS	NET ASSET VALUE, END OF YEAR	TOTAL RETURN	NET ASSETS, END OF YEAR (000’S)	RATIOS/SUPPLEMENTAL DATA:
	NET ASSET VALUE, BEGIN- NING OF YEAR	NET INVEST- MENT INCOME (LOSS)		NET REA- LIZED AND UNREA- LIZED GAINS (LOSSES) ON INVEST- MENTS			NET INVEST- MENT INCOME	NET REA- LIZED GAINS (LOSSES) ON INVEST- MENTS					RATIO OF EXPENSES TO AVERAGE NET ASSETS	RATIO OF NET INVEST- MENT INCOME (LOSS) TO AVERAGE NET ASSETS	RATIO OF EXPENSES TO AVERAGE NET ASSETS (a)	PORTFOLIO TURN- OVER (b)
TRUST CLASS
First Caliber Equity
Year Ended April 30, 2008	$10.25	$(0.01)		$(0.11)		$(0.12)	$(0.02)	$(2.48)	$(2.50)	$7.63	(3.42)%	$171,330	1.14%	(0.12)%	1.22%	378	%(e)
Year Ended April 30, 2007	10.47	0.13		1.07		1.20	(0.06)	(1.36)	(1.42)	10.25	12.21%	260,655	1.00%	0.66%	1.20%	82%
Year Ended April 30, 2006	10.54	0.06		1.12		1.18	(0.06)	(1.19)	(1.25)	10.47	11.90%	322,462	1.00%	0.59%	1.21%	28%
Year Ended April 30, 2005	10.34	0.05		0.28		0.33	(0.05)	(0.08)	(0.13)	10.54	3.23%	365,935	1.00%	0.51%	1.28%	20%
Year Ended April 30, 2004	8.40	0.02		1.94		1.96	(0.02)	—	(0.02)	10.34	23.38%	379,674	0.99%	0.21%	1.26%	30%

First Sterling Income
Year Ended April 30, 2008	9.58	0.36	(d)	0.08	(d)	0.44	(0.38)	(0.11)	(0.49)	9.53	4.70%	59,445	0.93%	3.68%	1.02%	45%
Year Ended April 30, 2007	9.42	0.33		0.23		0.56	(0.40)	—	(0.40)	9.58	6.07%	105,470	0.78%	3.88%	0.99%	19%
Year Ended April 30, 2006	9.78	0.34	(d)	(0.32	)(d)	0.02	(0.38)	—	(0.38)	9.42	0.23%	153,213	0.78%	3.57%	1.00%	28%
Year Ended April 30, 2005	9.94	0.36		(0.10)		0.26	(0.42)	—	(0.42)	9.78	2.66%	212,854	0.78%	3.73%	1.06%	20%
Year Ended April 30, 2004	10.32	0.40		(0.34)		0.06	(0.44)	—	(0.44)	9.94	0.55%	236,293	0.77%	3.79%	1.05%	43%

First Elite Money Market
Year Ended April 30, 2008	1.000	0.040		—	(c)	0.040	(0.040)	—	(0.040)	1.000	4.03%	171,789	0.46%	3.87%	0.46%	N/A
Year Ended April 30, 2007	1.000	0.047		—	(c)	0.047	(0.047)	—	(0.047)	1.000	4.77%	81,639	0.48%	4.67%	0.49%	N/A
Year Ended April 30, 2006	1.000	0.033		—	(c)	0.033	(0.033)	—	(0.033)	1.000	3.36%	63,941	0.47%	3.33%	0.51%	N/A
Year Ended April 30, 2005	1.000	0.014		—		0.014	(0.014)	—	(0.014)	1.000	1.36%	65,709	0.48%	1.35%	0.56%	N/A
Year Ended April 30, 2004	1.000	0.006		—	(c)	0.006	(0.006)	—	(0.006)	1.000	0.62%	74,005	0.47%	0.62%	0.57%	N/A

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of each Fund as a whole without distinguishing among the classes of shares issued.
(c)	Less than $0.005 per share.
(d)	Calculated based on average shares outstanding.
(e)	Portfolio turnover increased significantly due to a combination of increased volatility in the market, a repositioning of the Fund’s portfolio among market sectors and the more trading oriented strategy of the new management team.

See notes to financial statements.

FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2008

1.	ORGANIZATION:

First Funds (the “Trust”) was organized as a Massachusetts business trust on November 1, 2001, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust presently offers shares of First Caliber Equity, First Sterling Income, and First Elite Money Market (individually referred to as a “Fund” and collectively as the “Funds”).

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001 which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer two classes of shares: Trust Class and Class A. Shareholders of each class are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

Each Class A and Trust Class share of the Funds represents identical interests in each Fund’s investment portfolio and have the same rights, except that (i) Class A shares bear the expense of a distribution fee, which will cause Class A shares to have a higher expense ratio and to pay lower dividends than those related to Trust Class shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

Investments of First Elite Money Market are valued in accordance with Rule 2a-7 of the 1940 Act at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Equity securities are generally valued on the basis of market quotations or official closing prices on the principal exchange on which the securities are traded or by an independent pricing service approved by the Board of Trustees. Equity securities quoted by NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Debt securities are generally valued on the basis of market quotations or official closing prices or by an independent pricing service approved by the Board of Trustees. Certain securities, such as U.S. Government securities, are valued at their market values determined on the latest bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are

FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

APRIL 30, 2008

determined not to accurately reflect fair value (such as when the value of a security is materially affected by events occurring before their valuation time but after the close of the primary market on which the security is principally traded) the Fund may value those investments at fair value as determined in accordance with procedures approved by the Board of Trustees. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Debt instruments with maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not result in a fair value. Such valuations received from a pricing service may be established through the use of electronic and matrix techniques. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. At this time, the Funds do not believe the adoption of SFAS 157 will significantly impact the financial statements; however, additional disclosures may be required regarding the inputs used to develop the measurements and the effects these measurements had on the changes in assets for the period.

SECURITY TRANSACTIONS AND RELATED INCOME:

During the period, security transactions were accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES:

The Funds may, from time to time, purchase variable or floating rate demand notes issued by corporations, bank holding companies, financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution.

OTHER:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are pro-rated to each Fund on the basis of relative net assets or another appropriate method. Each class of shares bears its pro-rata portion of expenses, income and realized and unrealized gains or losses attributable to its series. Each class separately bears expenses related specifically to that class, such as distribution fees.

FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

APRIL 30, 2008

DIVIDENDS TO SHAREHOLDERS:

Dividends from net investment income, if any, are declared and paid quarterly for First Caliber Equity. Dividends from net investment income are declared daily and paid monthly for First Sterling Income and First Elite Money Market. Net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature and are primarily due to different treatments of amortization and accretion of premium and market discount. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

FEDERAL INCOME TAXES:

Effective October 31, 2007, the Trust adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds tax return to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Funds’ net assets or results of operations.

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3.	RELATED PARTY TRANSACTIONS:

First Financial Capital Advisors LLC (the “Advisor”), a separate, wholly-owned subsidiary of First Financial Bancorp, serves as investment advisor to the Funds. Under the terms of the Investment Advisory Agreement, the Advisor is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds based upon the following schedule:

Fund	Annual Advisory Fee (as a percentage of net assets)
First Caliber Equity	0.92%
First Sterling Income	0.70%
First Elite Money Market	0.20%

FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

APRIL 30, 2008

The Advisor contractually agreed, until August 28, 2007, to waive and/or reimburse total expenses, including the above stated Advisory Fee, in order to limit the Funds’ operating expenses to the following amounts:

Fund	Trust Class	Class A
First Caliber Equity	1.00%	1.25%
First Sterling Income	0.78%	1.03%
First Elite Money Market	0.48%	0.73%

The Adviser’s undertaking to limit operating expenses expired on August 28, 2007 and is no longer in effect.

The Funds have entered into an Omnibus Agreement with Citi Fund Services Ohio, Inc. (“Citi”) that sets the compensation level for the Co-Administration Agreement, Fund Accounting Agreement and Transfer Agency Agreement with Citi or its affiliates. Pursuant to the Omnibus Fee Agreement, the Trust has agreed to pay a single all-inclusive fee (“Omnibus Fee”). The Omnibus Fee makes up the Administration Expense in the Statement of Operations. The Accounting and Transfer Agent Expenses in the Statement of Operations consist of out-of-pocket expenses. The Omnibus Fee is computed daily and paid monthly at the annual rate as follows:

Average Daily Net Assets of the Fund	Omnibus Fee Amount (as a percentage of net assets)
$0 - up to $ 500 million	0.130%
$500 million to $700 million	0.115%
$700 million to $900 million	0.105%
$900 million to $1 billion	0.090%
Over $1 billion	0.080%

The Funds have also entered into a separate Co-Administration Agreement with the Advisor. Pursuant to the Co-Administration Agreement, the Funds have agreed to pay the Advisor a monthly fee at the annual rate of 0.05% of the Funds’ average daily net assets for co-administrative services on behalf of the Funds.

The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse Foreside Distribution Services, L.P. (“Foreside”), as the Funds’ distributor, an amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of each Fund’s Class A shares, and may be used by Foreside to pay banks, broker/dealers and other institutions for distribution and/or shareholder servicing. As distributor, Foreside is entitled to receive commissions on sales of Class A shares of First Caliber Equity and First Sterling Income. Prior to August 1, 2007, BISYS Fund Services Ohio, Inc. was the distributor.

For the year ended April 30, 2008, Foreside received approximately $6,384 from commissions earned on sales of Class A shares of the Funds, all of which was paid to dealers of the Funds’ shares.

The Funds, except for First Elite Money Market, invested in affiliated securities, subject to compliance with the 1940 Act. A summary of the Funds’ investments in affiliated securities for the year ended April 30, 2008, is noted below:

Fund	Purchases	Sales	Dividends/Income
First Caliber Equity, investments in:
First Elite Money Market	$334,542,425	$338,241,585	$198,678
First Sterling Income, investments in:
First Elite Money Market	60,330,053	60,779,265	72,933

FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

APRIL 30, 2008

4.	PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term and U.S. Government securities) for the year ended April 30, 2008, were as follows:

	Purchases	Sales
First Caliber Equity	$885,446,296	$962,122,917
First Sterling Income	34,494,603	80,674,356

Purchases and sales of U.S. Government securities for the year ended April 30, 2008, were as follows:

	Purchases	Sales
First Sterling Income	$50,370,079	$76,106,127

5.	FEDERAL INCOME TAX INFORMATION:

As of April 30, 2008, the tax cost and unrealized appreciation/ (depreciation) of securities were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
First Caliber Equity	$154,667,649	$26,969,655	$(3,269,292)	$23,700,363
First Sterling Income	62,185,054	114,339	(655,498)	(541,159)

The character of dividends paid to shareholders during the year ended April 30, 2008 was as follows:

	Dividends paid from		Total Taxable Dividends	Tax Return of Capital	Total Dividends Paid
	Ordinary Income	Net Long Term Capital Gains
First Caliber Equity	$430,874	$59,762,951	$60,193,825	$—	$60,193,825
First Sterling Income	4,288,753	—	4,288,753	45,131	4,333,884
First Elite Money Market	5,522,071	—	5,522,071	—	5,522,071

The character of dividends paid to shareholders during the year ended April 30, 2007 was as follows:

	Dividends paid from		Total Taxable Dividends	Total Dividends Paid
	Ordinary Income	Net Long Term Capital Gains
First Caliber Equity	$1,670,417	$33,903,961	$35,574,378	$35,574,378
First Sterling Income	5,602,549	—	5,602,549	5,602,549
First Elite Money Market	3,524,978	—	3,524,978	3,524,978

FIRST FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

APRIL 30, 2008

As of April 30, 2008, the components of accumulated earnings on a tax basis were as follows: (The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax amortization methods for premium and market discount.

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
First Caliber Equity	$—	$25,183,806	$25,183,806	$—	$—	$23,700,363	$48,884,169
First Sterling Income	—	—	—	(204,088)	(7,619,281)	(541,159)	(8,364,528)
First Elite Money Market	279,233	—	279,233	(277,202)	—	—	2,031

Capital Loss Carryforwards:

At April 30, 2008, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

	Amount	Expires
First Sterling Income	$1,675,914	2011
First Sterling Income	457,748	2012
First Sterling Income	614,539	2014
First Sterling Income	2,955,914	2015
First Sterling Income	1,516,773	2016

Post October Loss Deferral:

Capital losses incurred after October 31, within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Fund has incurred and will elect to defer such capital losses as follows.

Post-October Capital Losses
First Sterling Income	$398,393

FIRST FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FIRST FUNDS

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the First Funds comprised of First Caliber Equity, First Sterling Income and First Elite Money Market (collectively, the “Funds”), as of April 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Funds as of April 30, 2008, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

June 27, 2008

FIRST FUNDS

ADDITIONAL FUND INFORMATION

APRIL 30, 2008

(UNAUDITED)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENTS

At meetings of the Trust’s Board of Trustees held on April 1 and 2, 2008, the Board, including those members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), considered the re-approval of the Investment Advisory Agreement between the Trust and First Financial Capital Advisors LLC (the “Advisor”), with respect to each Fund, and the Sub-Investment Advisory Agreement between the Advisor and Munder Capital Management (“Munder”), with respect to First Elite Money Market. The Board requested and received information from the Advisor and Munder reasonably necessary to evaluate the terms of the Advisory Agreements. The Independent Trustees were assisted in their evaluation by independent legal counsel and met with counsel in executive sessions separate from representatives of the Advisor and Munder. The Board considered each of the factors set for below.

Analysis of the Nature, Extent and Quality of the Services Provided to the Funds

The Trustees reviewed information provided by management describing the services provided to the Funds by the Advisor, Munder and Citi Funds Services, and discussed the nature, quality and extent of the services provided to the Funds pursuant to the respective Advisory Agreements and Co-Administration Agreements. The Trustees’ evaluation of the services provided by the Advisor and Munder took into account the Board’s knowledge and familiarity gained as Trustees of the Trust since the Funds were formed through the conversion of common trust funds advised by affiliates of the Advisor. Representatives of the Advisor noted the continued relationship of the Trust Class shareholders with the trust department of First Financial Bank, N.A. and the role the Funds play as an investment allocation program for such shareholders. Representatives of the Advisor described, and the Trustees acknowledged, the benefits of the Advisor’s community-based orientation and personalized approaches to investment management. The Trustees noted that the Advisor had hired a new Chief Investment Officer and that the Advisor continued to commit the resources deemed necessary to improve the investment performance of the Funds. The Trustees reviewed information provided by the Advisor about the investment strategies employed by the portfolio managers for First Caliber Equity and First Sterling Income, noting that the portfolio managers had assumed responsibility for managing those Funds in January 2007. Representatives of the Advisor also described the methodology for compensating the portfolio managers for First Caliber Equity and First Sterling Income and noted their belief that it provided meaningful incentives to earn higher returns for the Funds. The Trustees also reviewed the regulatory compliance services provided to the Trust by the Advisor and the Advisor’s oversight responsibilities with respect to Munder as sub-investment adviser to First Elite Money Market. The Board also discussed the Advisor’s marketing efforts for the Funds. Munder also provided information about its investment strategies for managing the day-to-day investment of First Elite Money Market’s portfolio and its compliance program which was reviewed by the Trustees.

Comparative Analysis of each Fund’s Performance and Advisory Fee and Expense Ratio

The Trustees reviewed each Fund’s performance, advisory fee and expense ratio. The Board compared the performance of each of First Caliber Equity and First Sterling Income over various time periods ended December 31, 2007 to a group of comparison funds and Lipper averages. The funds in the comparison groups were bank-sponsored unaffiliated funds selected by Citi Funds Services based on investment objectives and policies similar to those of the respective Fund. The Trustees noted the improvement in the relative performance of First Caliber Equity and First Sterling Income versus the averages for the funds in the relevant comparison group and benchmark indexes. The Trustees discussed with the Advisor the reasons for the improved performance and the efforts employed by the Advisor to continue to improve performance, including the hiring of the new Chief Investment Officer. The Trustees noted that the one-year performance of First Caliber Equity was better than the performance of its benchmark index and better than the median performance of the funds in its Lipper category, whereas that of First Sterling Income was lower than the performance of its benchmark index and lower than the median performance of the funds in its Lipper category for the same period. The Board also reviewed information pertaining to First Sterling Income’s average portfolio maturity and its risk profile compared to those of the funds in its Lipper category and noted that the Fund appeared to have a lower risk profile than most of the funds in the category, which continued to contribute to First Sterling Income’s relative

FIRST FUNDS

ADDITIONAL FUND INFORMATION, CONTINUED

APRIL 30, 2008

(UNAUDITED)

underperformance versus the Lipper averages and the Fund’s benchmark index. The Board also took into consideration the Advisor’s adherence to the Fund’s investment objective and acceptable risk and client investment parameters. The Trustees reviewed the performance of First Elite Money Market, noting that the performance of the Fund’s Trust Shares had closely tracked that of the Lipper U.S. Government Money Market Fund category during the relevant time periods reviewed, but that the performance of the Fund’s Class A Shares during each period reviewed was below the average for funds in the Lipper category.

The Trustees discussed each Fund’s advisory fee and expense ratio, noting that the fee waiver and expense reimbursement arrangements contractually undertaken by the Advisor since the inception of the Funds were removed effective August 28, 2007. The Board compared each Fund’s advisory fee (contractual and actual after waiver of a portion of the contractual fee rate) and total expense ratio (before and after waiver) to those of a comparable group of unaffiliated funds in the relevant Fund’s Lipper category. The Board noted that, although the contractual advisory fee rates payable by First Caliber Equity and First Sterling Income were higher than the averages of the advisory fees paid by the relevant comparison funds, the fees were reasonable in light of comparative performance and the quality and costs of the services provided and profits to be realized by the Advisor. The Board noted that the net expense ratios for First Caliber Equity and First Sterling Income were slightly higher than the averages for the comparable funds. With respect to First Elite Money Market, the contractual rate of the advisory fee for the Fund was lower than the average advisory fee paid by the comparison funds, and the total expense ratio of the Fund for Class A Shares was lower than the average and for Trust Shares was slightly higher than the average of the total expense ratio for the comparison funds after fee waivers. There were no other mutual funds or separate accounts with similar investment objectives, policies and strategies as the Funds that were managed by the Advisor.

Analysis of Profitability and Economies of Scale

The Advisor provided the Trustees with information concerning the costs to and estimated profits realized by the Advisor and its affiliates from the relationship with each Fund resulting from the Investment Advisory Agreement and the Co-Administration Agreement between the Trust and the Advisor. The Board reviewed the dollar amount of expenses allocated and profit received by the Advisor and the method used to determine such expenses and profit with respect to each Fund. The Board further reviewed the Advisor’s use of research services received from broker-dealers that execute transactions on behalf of First Caliber Equity and First Sterling Income and concluded that while such research services may benefit the Advisor, such Funds were the primary beneficiaries of these services. The Advisor’s representatives stated that neither the Advisor nor its affiliates receive any significant indirect benefits from managing the Funds. The Board also received profitability information from Munder, noting that Munder is compensated for its sub-advisory services to First Elite Money Market by the Advisor and not the Fund. Representatives of Munder stated that there were no discernible indirect benefits to Munder as a result of its relationship as sub-investment adviser to First Elite Money Market. The Board recognized the limitations involved in preparing profitability information given the structure of the Advisor and Munder within their relevant corporate organizations. The Board noted that the estimated profitability percentages for managing the Funds’ portfolios were within the ranges determined by applicable court cases to be reasonable given the nature, extent and quality of the services provided to the Funds. The Board also evaluated the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund investors. It was noted that a discussion of economies of scale is predicated on increasing assets and that, if a Fund’s assets are not increasing (as is currently the case with First Caliber Equity and First Sterling Income), the possibility that the Advisor may have realized any economies of scale would be less. The Board also considered during these discussions the fee waivers by the Advisor in effect until August 28, 2007 and their effect on profitability.

FIRST FUNDS

ADDITIONAL FUND INFORMATION, CONTINUED

APRIL 30, 2008

(UNAUDITED)

Conclusions

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to continuation of the Advisory Agreements. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Advisor and Munder are adequate and appropriate.

•

The Board was generally satisfied with the overall performance of the Funds, and noted the Advisor’s continuing efforts to improve the performance of First Caliber Equity and First Sterling Income, particularly the Advisor’s hiring of a new Chief Investment Officer. The Board determined to continue to closely monitor the performance of First Caliber Equity’s and First Sterling Income’s portfolio management team.

•

The Board concluded that the fee paid by each Fund to the Advisor was reasonable in light of the quality of services provided, the comparative performance and expense and advisory fee information, the costs of the services provided and the profits to be realized and the benefits derived or to be derived by the Advisor from the relationship with the Funds.

•

The Board determined that there were not at this time economies of scale to be realized by the Advisor in managing the Funds’ assets and that, to the extent any material economies of scale in the future are realized and not shared with the Fund, the Board would seek to do so.

The Independent Trustees considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that approval of the Advisory Agreements was in the best interests of each, as applicable, Fund and its shareholders.

FIRST FUNDS

ADDITIONAL FUND INFORMATION, CONTINUED

APRIL 30, 2008

(UNAUDITED)

As a shareholder of First Funds, you incur two types of costs: (1) sales charges (loads) on purchases, (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in First Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The below example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 31, 2007 through April 30, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 10/31/07	Ending Account Value 4/30/08	Expense Paid During Period* 10/31/07 - 4/30/08	Expense Ratio During Period 10/31/07 - 4/30/08
First Caliber Equity	Class A	$1,000.00	$874.80	$6.98	1.49%
	Trust Class	1,000.00	877.00	5.82	1.24%
First Sterling Income	Class A	1,000.00	1,026.00	6.48	1.28%
	Trust Class	1,000.00	1,027.30	5.22	1.03%
First Elite Money Market	Class A	1,000.00	1,015.00	3.53	0.70%
	Trust Class	1,000.00	1,016.30	2.27	0.45%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these sales charges (loads) were included, your costs would have been higher.

		Beginning Account Value 10/31/07	Ending Account Value 4/30/08	Expense Paid During Period* 10/31/07 - 4/30/08	Expense Ratio During Period 10/31/07 - 4/30/08
First Caliber Equity	Class A	$1,000.00	$1,017.55	$7.52	1.49%
	Trust Class	1,000.00	1,018.80	6.26	1.24%
First Sterling Income	Class A	1,000.00	1,018.60	6.46	1.28%
	Trust Class	1,000.00	1,019.85	5.20	1.03%
First Elite Money Market	Class A	1,000.00	1,021.50	3.54	0.70%
	Trust Class	1,000.00	1,022.75	2.28	0.45%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIRST FUNDS

ADDITIONAL FUND INFORMATION

APRIL 30, 2008

(UNAUDITED)

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended April 30, 2008, First Caliber Equity declared long-term realized gain distributions in the following amount:

15% Capital Gains
First Caliber Equity	$66,542,420

MEETING OF THE SHAREHOLDERS (UNAUDITED)

On November 30, 2007, there was a meeting of the shareholders of the Trust. The purpose of the meeting was: (1) to elect Trustees of the Trust to hold office until their successors are duly elected and qualified, and (2) to transact such other business as may properly come before the meeting or any adjournment thereof. A description of the proposal and the number of shares voted is as follows:

1. To elect Trustees of the Trust to hold office until their successors are duly elected and qualified.

	Affirmative	Withheld Authority	Abstain
Anthony A. Griffin	152,294,880.293	—	16,625.720
J. Franklin Hall	152,294,880.293	—	16,625.720

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

	Affirmative	Withheld Authority	Abstain
	152,294,880.293	—	16,625.720

OTHER INFORMATION (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-888-494-8510; and (ii) on the Securities and Exchange Commission’s website at http://www. sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-888-494-8510; and (ii) on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Schedules of Portfolio Investments for periods ending July 31 and January 31 are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

FIRST FUNDS

TRUSTEES AND OFFICERS

APRIL 30, 2008

(UNAUDITED)

The Trust’s Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of its investment activities. The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are listed below. The Trustees who are deemed to be an “interested person” of the Trust for purposes of the 1940 Act are marked with an asterisk “*”.

TRUSTEES:

Name, Address and Age	Position(s) Held with the Trust	Term of Office; Term Served in Office	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held by Trustee
Anthony A. Griffin c/o First Funds 3435 Stelzer Road Columbus, OH 43219 Age 40	Trustee	Indefinite; Since: November 2007	From June 2006 to present, Chief Financial Officer, Griffin Industries—a privately-held recycler of food byproducts into feed ingredients and alternative fuels; from 1993 to June 2006, Vice President, Griffin Industries.	3	None

J. Franklin Hall * c/o First Funds 3435 Stelzer Road Columbus, OH 43219 Age 39	President and Trustee	Indefinite; Since: January 2007	From 2005 to present, Chief Financial Officer, First Financial Bancorp; From 2002 to 2005, Controller, First Financial Bancorp.	3	None

William E. Karnatz, Sr. c/o First Funds 3435 Stelzer Road Columbus, OH 43219 Age 70	Trustee	Indefinite; Since: January 2002	From April 1962 to present, Attorney.	3	None

James W. Schultz c/o First Funds 3435 Stelzer Road Columbus, OH 43219 Age 65	Trustee (Chairman of the Board)	Indefinite; Since: January 2002	Retired, Ohio Public Education since1998.	3	None

OFFICERS:

Name, Address and Age	Position(s) Held with the Trust	Term of Office; Term Served in Office	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Michael J. Cassani 9120 Union Centre Blvd, Suite 200 West Chester, OH 45069 Age 45	Vice President	Indefinite; Since: April 2008	From August 2007 to present, Senior Vice President and Chief Administrative Officer, First Financial Bank Wealth Resource Group. From October 1998 through August 2007, President, Fund Project Services, Inc.	3

Eric Phipps 3435 Stelzer Road Columbus, OH 43219 Age 36	Chief Compliance Officer	Indefinite; Since: March 2007-November 2007; and April 2008	From June 2006 to present, Vice President, Citi Fund Services, Inc. (formerly, BISYS Fund Services, Inc.); From December 1995 through October 2004, Director of Compliance, Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.); From October 2004 through May 2006, Staff Accountant, Securities and Exchange Commission.	3

Aaron J. Masek 3435 Stelzer Road Columbus, OH 43219 Age 34	Treasurer	Indefinite; Since: April 2008	From 2005 to present, Senior Vice President, Citi Fund Services, Inc. (formerly, BISYS Fund Services, Inc.). From 1997 to 2005 served in various other positions within Citi Fund Services, Inc.	3

Danio Mastropieri 100 Summer Street, Suite 1500 Boston, MA 02110 Age 35	Secretary	Indefinite; Since: August 2007	From July 2007 to present, Assistant Vice President, Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services, Inc.); From July 2004 through July 2007, Regulatory Administration Specialist, PFPC Inc.; From February 2003 through July 2004, Document Review Attorney, Special Counsel.	3

[1]

Represents directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

The Funds’ statement of Additional Information includes information about the Fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-888-494-8510.

ANNUAL REPORT

APRIL 30, 2008

INVESTMENT ADVISOR	LEGAL COUNSEL
FIRST FINANCIAL CAPITAL ADVISORS LLC	STROOCK & STROOCK & LAVAN LLP
9120 UNION CENTRE BLVD., SUITE 300	180 MAIDEN LANE
WEST CHESTER, OH 45069	NEW YORK, NY 10038

DISTRIBUTOR	INDEPENDENT REGISTERED PUBLIC
FORESIDE DISTRIBUTION SERVICES, L.P.	ACCOUNTING FIRM
100 SUMMER STREET	ERNST & YOUNG LLP
BOSTON, MA 02110	41 SOUTH HIGH STREET, SUITE 1100
COLUMBUS, OH 43215

ADMINISTRATOR
CITI FUND SERVICES OHIO, INC.
3435 STELZER RD.
COLUMBUS, OH 43219

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, First Financial Bank, N.A., and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Funds involve risk, including possible loss of principle. Past performance is not indicative of future results.

This report is for the information of the shareholders of the First Funds. Its use in connection with any offering of the Fund shares is authorized only in case of a concurrent or prior delivery of the Fund current prospectus.

9120 Union Centre Blvd., Suite 300 — West Chester, OH 45069

Toll Free (866) 295-4964

(888) 494-8510

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is James Kingsbury, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	Fiscal Period 2008 Current Year	Fiscal Period 2007 Previous Year
Audit Fees	$50,000	$47,100
Audit-Related Fees	$0	$11,500
Tax Fees	$9,000	$6,700
All Other Fees	$0	$0

(e) (1) Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the First Funds Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e) (2) None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(i)(c) of Regulation S-X.

(f) – Not applicable

(g) For the fiscal years ended April 30, 2007 and April 30, 2008 the Aggregate non-audit fees billed by Ernst & Young for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $8,100 and $9,000 respectively.

(h) The Registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Not applicable.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)—The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)—Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Funds

By (Signature and Title)*	/s/ Aaron J. Masek
Aaron J. Masek, Treasurer

Date: July 9, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ J. Franklin Hall
Frank Hall, President

Date: July 7, 2008.

By (Signature and Title)*	/s/ Aaron J. Masek
Aaron J. Masek, Treasurer

Date: July 9, 2008.